Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Gary K. Kusumi, Chairman, Chief Executive Officer, President and Director of Integon Re (Barbados), Limited (the "Company"), hereby certify, to the best of my knowledge, that the Company's quarterly report on Form 10-Q for the period ended March 31, 2003 ("the Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2003

                                    /s/ Gary Y. Kusumi
                                    ------------------------------
                                    Gary Y. Kusumi
                                    Chairman, Chief Executive Officer,
                                    President and Director


A signed original of this written statement required by Section 906 has been provided to Integon Re (Barbados), Limited and will be retained by Integon Re (Barbados), Limited and furnished to the Securities and Exchange Commission or its staff upon request.